                                                                    EXHIBIT 10.B

                           FINOVA CAPITAL CORPORATION

                  THIRD AMENDMENT DATED AS OF NOVEMBER 1, 1995
             TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT


                 This THIRD AMENDMENT TO SIXTH AMENDMENT AND RESTATEMENT OF CREDIT AGREEMENT (this "Amendment") is dated as of November 1, 1995 and entered into by and among FINOVA CAPITAL CORPORATION, a Delaware corporation (formerly, Greyhound Financial Corporation, hereinafter the "Company"), the undersigned lenders (collectively the "Lenders"), the undersigned Agents, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, BANK OF MONTREAL, CHEMICAL BANK, CITIBANK, N.A., and NATIONAL WESTMINSTER BANK USA, individually and as agents (the "Agents") for the Lenders hereunder, and CITIBANK, N.A., a national banking association, as administrative agent (the "Administrative Agent") for the Lenders hereunder, and is made with reference to that certain Sixth Amendment and Restatement dated as of May 16, 1994 of Credit Agreement dated as of May 31, 1976, by and among the Company, the Lenders, the Agents and the Administrative Agent, as amended by a First Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of September 30, 1994 and a Second Amendment to Sixth Amendment and Restatement of Credit Agreement dated as of May 11, 1995 (as so amended, the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                 WHEREAS, the Company has requested that the Termination Date be extended to May 21, 2000, that the interest rate margins and facility fee rates be amended as set forth herein and that certain conforming changes be made in the Credit Agreement;

                 NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

                 SECTION 1.  AMENDMENTS TO THE CREDIT AGREEMENT

                 A. AMENDMENTS TO SECTION 1.01: DEFINITIONS. The Credit Agreement is hereby amended by deleting therefrom the definitions of the terms "Level 1", "Level 2", "Level 3", "Level 4", "Level 5", "Margin" and "Termination Date" and substituting the following therefor in the appropriate alphabetical order:

                 "'Level 1' shall mean that Long-term Debt carries two or more of the following ratings:

                          'A' or higher by S&P
                          'A2' or higher by Moody's
                          'A' or higher by D&P"

                 "'Level 2' shall mean that none of the criteria of Level 1 are satisfied and Long-term Debt carries two or more of the following ratings:

                          'A-' or higher by S&P
                          'A3' or higher by Moody's
                          'A-' or higher by D&P"

                 "'Level 3' shall mean that none of the criteria of Level 1 or Level 2 are satisfied and Long-term Debt carries two or more of the following ratings:

                          'BBB+' or higher by S&P
                          'Baa1' or higher by Moody's
                          'BBB+' or higher by D&P"

                 "'Level 4' shall mean that none of the criteria of Level 1, Level 2 or Level 3 are satisfied and Long-term Debt carries two or more of the following ratings:

                          'BBB' or higher by S&P
                          'Baa2' or higher by Moody's
                          'BBB' or higher by D&P"

                 "'Level 5' shall mean that none of the criteria of Level 1, Level 2, Level 3 or Level 4 are satisfied and Long-term Debt carries two or more of the following ratings:

                          'BBB-' or higher by S&P
                          'Baa3' or higher by Moody's
                          'BBB-' or higher by D&P"

                 "'Level 6' shall mean that none of the criteria of Level 1, Level 2, Level 3, Level 4 or Level 5 are satisfied."

                 "`Margin' shall mean with respect to any day in any Interest Period in relation to any Advance, the percentages set forth in Table A below, with respect to determinations of the Base Rate, or Table B below, with respect to determinations of the Eurodollar Rate:

                                    Table A
                               Base Rate Margins
                               (in basis points)


                             Outstanding Advances as a
                             Percentage of Commitments
                             (without giving effect
                             to any B Reduction)
                             -------------------------

                                       Greater than
Level             Less than 50%        or equal to 50%
-----             -------------        ---------------
Level 1              -10.00                -10.00
Level 2              -11.00                -11.00
Level 3              -12.50                -12.50
Level 4              -15.00                -15.00
Level 5              -25.00                  0.00
Level 6               15.00                 65.00

                                    Table B
                               Eurodollar Margins
                               (in basis points)


                                   Outstanding Advances as a
                                   Percentage of Commitments
                                   (without giving effect
                                   to any B Reduction)
                                   -------------------------

                                       Greater than
Level          Less than 50%           or equal to 50%
-----          -------------           ---------------
Level 1            20.00                    32.50
Level 2            24.00                    36.50
Level 3            25.00                    37.50
Level 4            30.00                    42.50
Level 5            50.00                    62.50
Level 6            65.00                    77.50


The applicable Margin shall be adjusted daily to reflect changes in the outstanding principal amount of the Advances (determined for any day as of the close of business) and the Level applicable to Long-term Debt in accordance with
Section 2.07."

     "'Termination Date' shall mean May 21, 2000; provided, however, that, if any Lender has consented to an Extension Request in accordance with Section 2.17, with regard to the then existing Termination Date, the then existing Termination Date as to such Lender shall be automatically extended for one year from the then existing Termination Date; provided, however, that, notwithstanding any other provisions of this Agreement to the contrary, the

         Termination Date shall occur upon the earlier termination in whole of the Commitments pursuant to Section 2.11 or 6.01."

                 B. AMENDMENT TO SECTION 2.10. Section 2.10 of the Credit Agreement is hereby amended by deleting all of the text appearing after the colon and before the period in the first sentence of such Section and substituting the following therefor:

                          "with respect to each day that (i) Level 1 is
                 applicable, 0.10% per annum, (ii) Level 2 is applicable, 0.11% per annum, (iii) Level 3 is applicable, 0.125% per annum, (iv) Level 4 is applicable, 0.15% per annum, (v) Level 5 is applicable, 0.25% per annum" or (vi) Level 6 is applicable, 0.35% per annum."

                 C. AMENDMENT TO SECTION 4.02(A). Section 4.02(a) of the Credit Agreement is hereby amended by deleting the reference to "Level 4 or Level 5" and substituting therefor reference to "Level 5 or Level 6" and by deleting the reference to "Level 1 or Level 2" therefrom and substituting therefor reference to "Level 1, Level 2 or Level 3".

                 SECTION 2.       COMPANY'S REPRESENTATIONS AND WARRANTIES

                 To induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Company represents and warrants to each Lender that the following statements are true, correct and complete:

                 A. CORPORATE POWER AND AUTHORITY. The Company has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement, as amended by this Amendment (the "Amended Agreement").

                 B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment and the consummation of the Amended Agreement have been duly authorized by all necessary corporate action on the part of the Company.

                 C. NO CONFLICT. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Company or its Subsidiaries, the certificate of incorporation or bylaws of the Company or any order, judgment or decree of any court or other agency of government binding on the Company or its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Company or its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Company or its Subsidiaries, or (iv) require any approval of stockholders or any approval or consent of any Person under any contractual obligation of the Company or its Subsidiaries (other than the parties hereto).

                 D. GOVERNMENTAL CONSENTS. The execution and delivery by the Company of this Amendment and the consummation by the Company of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

                 E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by the Company and this Amendment and the Amended Agreement are the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by principles of equity and commercial reasonableness.

                 F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 3.01 of the Credit Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date hereof, except as provided above or to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

                 G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would, upon the giving of notice, the passage of time, or otherwise, constitute an Event of Default.

                  SECTION 3.       CONDITIONS TO EFFECTIVENESS

                 Section 1 of this Amendment shall become effective on the first date on which all of the following conditions precedent shall have been satisfied (such date being referred to herein as the "Amendment Effective Date"):

                 A. On or before the Amendment Effective Date, the Company shall deliver to the Lenders (or to the Agents with sufficient originally executed copies, where appropriate, for each Lender and its counsel) the following, each, unless otherwise noted, dated the Amendment Effective
Date:

                          1. Resolutions of its Board of Directors approving and authorizing the execution, delivery, and performance of this Amendment, certified as of the Amendment Effective Date by its corporate secretary or an assistant secretary as being in full force and effect without modification or amendment;

                          2. Signature and incumbency certificates of its officers executing this Amendment; and

                          3.      Executed copies of this Amendment.

                 B. On or before the Amendment Effective Date, all corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby and all documents incidental thereto not previously found acceptable by the Agents, acting on behalf of the Lenders, and their counsel shall be satisfactory in form and substance to the Agents and such counsel, and the Agents and such counsel shall have received all such counterpart originals or certified copies of such documents as the Agents may reasonably request.

                 SECTION 4.  MISCELLANEOUS

                 A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                 (i) On and after the date this Amendment becomes effective in accordance with its terms, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the Notes to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                 (ii) Except as specifically amended by this Amendment, the Credit Agreement and the Notes shall remain in full force and effect and are hereby ratified and confirmed.

                 (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of, any right, power or remedy of the Agent or any Lender under, the Credit Agreement or the Notes.

                 B. FEES AND EXPENSES. The Company acknowledges that all costs, fees and expenses as described in Section 8.05 of the Credit Agreement incurred by the Administrative Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Company.

                 C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                 D. EFFECT ON ACCRUED BUT UNPAID INTEREST AND FEES. The parties hereto agree that this Amendment, and the amendments to the Credit Agreement effected hereby, shall not affect the amounts of accrued and unpaid interest and facility fees outstanding under the Credit Agreement immediately prior to the effectiveness of this Amendment, which amounts shall be payable at the times provided for in the Credit Agreement, it being understood that the changes in the margins and facility fee rates effected hereby shall only affect the rates at which interest and facility fees accrue on and after the Amendment Effective Date.

                 E. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

                 F. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages
are physically attached to the same document.   This Amendment shall become
effective as of the date hereof upon the execution and delivery of a counterpart hereof by the Company and the Lenders.


                  [Remainder of page intentionally left blank]

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                   The Company:

                                   FINOVA CAPITAL CORPORATION


                                   By /s/ Robert J. Fitzsimmons
                                     ---------------------------------------
                                   Title Senior Vice President Treasurer
                                        ------------------------------------


                                   By /s/ Meilee Smythe
                                     ---------------------------------------
                                   Title Vice President--Assistant Treasurer
                                        ------------------------------------


                                   The Lenders:


                                        CITIBANK, N.A. (Individually
                                        and as an Agent and
                                        Administrative Agent)


                                        By /s/ Barbara A. Cohen
                                           ---------------------------------
                                        Title Vice President
                                             -------------------------------



                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION


                                        By /s/
                                           ---------------------------------
                                        Title  Managing Director
                                              ------------------------------



                                        BANK OF AMERICA NATIONAL TRUST
                                        AND SAVINGS ASSOCIATION (as an
                                        Agent)


                                        By /s/
                                           ---------------------------------
                                        Title  Managing Director
                                              ------------------------------

                                   BANK OF MONTREAL (Individually
                                   and as an Agent)


                                   By /s/
                                      ---------------------------------
                                   Title
                                         ------------------------------



                                   CHEMICAL BANK (Individually
                                   and as an Agent)


                                   By /s/ P. A. Parker
                                      ---------------------------------
                                   Title  Vice President
                                         ------------------------------



                                   NATWEST BANK, N.A.
                                   (Individually and as an Agent)


                                   By /s/ Andrea L. Lee
                                      ---------------------------------
                                   Title  Vice President
                                         ------------------------------



                                   BANK OF AMERICA ILLINOIS



                                   By /s/
                                      ---------------------------------
                                   Title Managing Director
                                        -------------------------------



                                   THE CHASE MANHATTAN BANK
                                   (NATIONAL ASSOCIATION)


                                   By /s/
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------



                                   CREDIT SUISSE


                                   By /s/ Marilou Palenzuela
                                      ---------------------------------
                                   Title Member Senior Management
                                        -------------------------------


                                   By /s/ Lori S. Jenner
                                      ---------------------------------
                                   Title Associate
                                        -------------------------------

                                   THE INDUSTRIAL BANK OF JAPAN,
                                   LIMITED, LOS ANGELES AGENCY


                                   By /s/
                                      ---------------------------------
                                   Title Senior Vice President
                                        -------------------------------
                                         & Senior Manager
                                        -------------------------------


                                   NATIONSBANK OF GEORGIA, N.A.


                                   By /s/
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   UNION BANK OF SWITZERLAND
                                   LOS ANGELES BRANCH


                                   By /s/ Robert A. McKerroll, Jr.
                                     ----------------------------------
                                   Title Assistant Vice President
                                        -------------------------------


                                   By /s/ Philip A. Stephens
                                     ----------------------------------
                                   Title Assistant Vice President
                                        -------------------------------


                                   WESTDEUTSCHE LANDESBANK
                                   GIROZENTRALE ------- NEW YORK AND
                                   CAYMAN ISLANDS BRANCHES


                                   By /s/
                                     ----------------------------------
                                   Title Managing Director
                                        -------------------------------


                                   By /s/ Laura Spichiger
                                     ----------------------------------
                                   Title Associate
                                        -------------------------------


                                   CREDIT LYONNAIS
                                   SAN FRANCISCO BRANCH


                                   By /s/ William J. Fischer
                                      ---------------------------------
                                   Title Vice President & Manager
                                        -------------------------------

                                   FIRST INTERSTATE BANK OF
                                   ARIZONA, N.A.


                                   By /s/
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   NATIONAL WESTMINSTER BANK PLC


                                   By /s/
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   ROYAL BANK OF CANADA


                                   By /s/ Tom J. Oberaigner
                                      ---------------------------------
                                   Title Manager
                                        -------------------------------


                                   SOCIETE GENERALE


                                   By /s/ J. Staley Stewart
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   BANK ONE, ARIZONA, N.A.


                                   By /s/
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   DRESDNER BANK AG LOS ANGELES
                                   AGENCY


                                   By /s/ Dennis G. Blank
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   By /s/ Sidney S. Jordan
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------

                                   UNION BANK


                                   By /s/
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------



                                   THE LONG-TERM CREDIT BANK OF
                                   JAPAN, LTD., LOS ANGELES
                                   AGENCY


                                   By /s/ Y. Kamisawa
                                     ----------------------------------
                                   Title
                                        -------------------------------


                                   By /s/
                                     ----------------------------------
                                   Title
                                        -------------------------------



                                   THE MITSUBISHI TRUST AND
                                   BANKING CORPORATION, ACTING
                                   THROUGH ITS LOS ANGELES AGENCY


                                   By /s/
                                      ---------------------------------
                                   Title Senior Vice President
                                        -------------------------------
                                           & Chief Manager
                                        -------------------------------



                                   ARAB BANKING CORPORATION


                                   By /s/
                                      ---------------------------------
                                   Title Vice President & Manager
                                        -------------------------------



                                   THE BANK OF NOVA SCOTIA


                                   By /s/
                                      ---------------------------------
                                   Title Officer
                                        -------------------------------



                                   FIRST FIDELITY BANK, NATIONAL
                                   ASSOCIATION


                                   By /s/ Wynelle Farlow
                                      ---------------------------------
                                   Title  Vice President
                                         ------------------------------

                                   BANK HAPOALIM, B.M.,
                                   LOS ANGELES BRANCH


                                   By /s/
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   By /s/
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   BANK OF AMERICA ARIZONA


                                   By /s/
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   BANK OF HAWAII


                                   By /s/ Joseph J. Donaldson
                                      ---------------------------------
                                   Title Vice President
                                        -------------------------------


                                   BANQUE NATIONALE DE PARIS


                                   By /s/ C. Morio
                                     ----------------------------------
                                   Title Senior Vice President
                                        -------------------------------
                                           & Manager
                                        -------------------------------


                                   By /s/
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   COMERICA BANK


                                   By /s/
                                      ---------------------------------
                                   Title Assistant Vice President
                                        -------------------------------

                                   CREDIT AGRICOLE


                                   By /s/ David Bouhl
                                      --------------------------------
                                   Title Executive Vice President
                                        ------------------------------



                                   DG BANK DEUTSCHE
                                   GENOSSENSCHAFTSBANK


                                   By /s/ Karen A. Brinkman
                                      --------------------------------
                                   Title Vice President
                                        ------------------------------


                                   By /s/ Robert B. Herber
                                      --------------------------------
                                   Title Vice President
                                        ------------------------------



                                   KREDIETBANK N.V.


                                   By /s/
                                      --------------------------------
                                   Title Vice President
                                        ------------------------------


                                   By /s/ Robert Shauffer
                                      --------------------------------
                                   Title Vice President
                                        ------------------------------



                                   NBD BANK, N.A.


                                   By /s/ Daniel J. Clarke, Jr.
                                      --------------------------------
                                   Title Vice President
                                        ------------------------------



                                   ISTITUTO BANCARIO SAN PAOLO DI
                                   TORINO S.P.A.


                                   By /s/
                                     ---------------------------------
                                   Title Branch Manager
                                        ------------------------------


                                   By /s/
                                     ---------------------------------
                                   Title Assistant Vice President
                                        ------------------------------

                                   THE SANWA BANK, LIMITED,
                                   LOS ANGELES BRANCH


                                   By /s/
                                     ---------------------------------
                                   Title Vice President
                                        ------------------------------


                                   UNITED STATES NATIONAL BANK
                                   OF OREGON


                                   By /s/ Timothy A. Miller
                                     ---------------------------------
                                   Title Credit Officer
                                        ------------------------------


                                   ABN AMRO BANK N.V., LOS
                                   ANGELES INTERNATIONAL BRANCH


                                   By /s/ Ellen M. Coleman
                                     ---------------------------------
                                   Title Assistant Vice President
                                        ------------------------------


                                   By /s/ John A. Miller
                                     ---------------------------------
                                   Title Vice President
                                        ------------------------------


                                   BANK OF IRELAND


                                   By /s/
                                     ---------------------------------
                                   Title Assistant Treasurer
                                        ------------------------------


                                   THE BANK OF CALIFORNIA, N.A.


                                   By /s/
                                     ---------------------------------
                                   Title
                                        ------------------------------


                                   FUJI BANK, LTD.


                                   By /s/ Nobuhiro Umemura
                                     ---------------------------------
                                   Title Joint General Manager
                                        ------------------------------

                                   THE SAKURA BANK, LTD.


                                   By /s/ Ofusa Sato
                                     ----------------------------------
                                   Title Assistant General Manager
                                        -------------------------------
                                           & Senior Vice President
                                        -------------------------------


                                   BANQUE PARIBAS


                                   By /s/
                                     ----------------------------------
                                   Title Senior Vice President
                                        -------------------------------


                                   By /s/
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   COMPAGNIE FINANCIERE DE
                                   CIC ET DE L'UNION EUROPEENNE


                                   By /s/ Albert M. Calo
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   By /s/ Eric Longuet
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   THE SUMITOMO BANK, LIMITED,
                                   LOS ANGELES BRANCH


                                   By /s/
                                     ----------------------------------
                                   Title General Manager
                                        -------------------------------


                                   DEUTSCHE BANK AG NEW YORK
                                   AND/OR CAYMAN ISLANDS BRANCHES


                                   By /s/ Christopher de Chabert
                                     ----------------------------------
                                   Title Assistant Vice President
                                        -------------------------------


                                   By /s/ Gayma Z. Shiorarain
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------

                                   COMMERZBANK AG,
                                   LOS ANGELES BRANCH


                                   By /s/ Steven F. Larsen
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   By /s/ Christian Jagenberg
                                     ----------------------------------
                                   Title Senior Vice President
                                        -------------------------------
                                           & General Manager
                                        -------------------------------


                                   THE DAI-ICHI KANGYO BANK, LTD.
                                   LOS ANGELES AGENCY


                                   By /s/ Tomohiro Nozaki
                                     ----------------------------------
                                   Title Senior Vice President
                                        -------------------------------
                                           & Joint General Manager
                                        -------------------------------


                                   MONTE DEI PASCHI DI SIENA


                                   By /s/ S. M. Sondak
                                     ----------------------------------
                                   Title First Vice President
                                        -------------------------------
                                           & Deputy General Manager
                                        -------------------------------



                                   By /s/ Brian R. Landy
                                     ----------------------------------
                                   Title Vice President
                                        -------------------------------


                                   THE SUMITOMO TRUST AND BANKING
                                   CO., LTD., LOS ANGELES AGENCY


                                   By /s/ Magayuki Imanaka
                                     ----------------------------------
                                   Title Senior Manager
                                        -------------------------------


                                   LLOYDS BANK PLC


                                   By /s/ Windsor R. Davies
                                     ----------------------------------
                                   Title Vice President & Manager
                                        -------------------------------



                                   By /s/
                                     ----------------------------------
                                   Title Senior Vice President
                                        -------------------------------

                                   CHIBA BANK, LTD.


                                   By /s/ Kazuaki Kondo
                                     ----------------------------------
                                   Title General Manager
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                                      S-11